UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
 Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 15, 2024

WABASH NATIONAL CORPORATION
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-10883	52-1375208
(State or other jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3900 McCarty Lane
Lafayette	Indiana	47905
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (765) 771-5310
Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	WNC	New York Stock Exchange
 Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On August 19, 2024, Wabash National Corporation (the “Company”) announced that Michael N. Pettit will transition from his role as Chief Financial Officer to Chief Growth Officer, effective on September 1, 2024.
As of the date of this Current Report on Form 8-K, no changes to Mr. Pettit’s compensation arrangements, which are described in the Company’s definitive proxy statement on Schedule 14A, filed with the Securities and Exchange Commission on April 9, 2024, have been made in connection with this transition.
On August 19, 2024, the Company announced that Patrick Keslin will transition from his role as Vice President Finance to Chief Financial Officer, effective on September 1, 2024.
Mr. Keslin, age 44, was appointed Vice President Finance on September 4, 2022. He previously served as Senior Director of Business Finance from April 2019 to September 2022. Mr. Keslin joined the Company in 2017 and has held a number of positions with increasing responsibility, including Director of Finance – Diversified Products Group and Senior Director of Finance – Commercial Trailer Products. Prior to his positions with the Company, from 2001 to 2017, Mr. Keslin held various positions in finance at Honeywell, including Director Finance at Honeywell UOP. Mr. Keslin holds a Bachelor of Science in Business Finance from Indiana University – Kelley School of Business with a Minor in Mathematics. He also holds an MBA with concentrations in Finance, Accounting, Economics and Econometrics from the University of Chicago Booth School of Business. In November 2023, Mr. Keslin attended the Executive Program for Prospective CFOs at the University of Chicago Booth School of Business.
As a result of his appointment to Chief Financial Officer and effective as of September 1, 2024, Mr. Keslin’s base salary will be increased to $450,000 per year and his opportunity under the Company’s short-term incentive plan, called the Management Incentive Plan (“MIP”), will be increased to 80% of his base salary. The grant date value of Mr. Keslin’s long-term incentive (“LTI”) award for 2025 is expected to be $500,000. Mr. Keslin’s base salary, target MIP and target LTI rates will be reviewed annually by the Compensation Committee as part of its annual process, which historically has included a comparison to the chief financial officer compensation of similar peer companies to assure market competitiveness. The material terms of the MIP and LTI plans (other than specific performance goals) are expected to be consistent with the terms described with respect to the Company’s 2023 MIP and LTI plans in the Company’s proxy statement for its 2024 annual meeting filed with the Securities and Exchange Commission on April 9, 2024. Mr. Keslin does not have any family relationship with any director or executive officer of the Company. Mr. Keslin was not selected pursuant to any arrangement or understanding between him and any other person and there are no related party transactions between the Company and Mr. Keslin reportable under Item 404(a) of Regulation S-K.
On August 19, 2024, the Company announced that Dustin T. Smith will resign from his role as Senior Vice President, Chief Operating Officer, effective on September 1, 2024 (the “Transition Date”). Mr. Smith will remain employed by the Company in a consulting and transition capacity as Senior Advisor, to ensure a smooth transition of duties, until December 1, 2024 (the “Separation Date”). In his role as Senior Advisor, Mr. Smith will report to the Company’s Chief Executive Officer or the Chief Executive Officer’s designee. Mr. Smith’s resignation is not a result of any disagreements with the Company.
In connection with Mr. Smith’s separation, he has entered into a Transition Agreement with the Company, dated August 19, 2024 (the “Transition Agreement”). Mr. Smith is also currently a participant in the Company’s Executive Severance Plan (the “Plan”), the Company’s Change in Control Severance Pay Plan and the Company’s other incentive compensation and employee benefit plans. Mr. Smith’s separation from employment was a termination without cause for purposes of the Plan and, as a result, he is entitled to receive the severance benefits provided by the Plan as described in the Company’s definitive proxy statement on Schedule 14A, filed with the Securities and Exchange Commission on April 9, 2024. Under the terms of the Plan, Mr. Smith’s entitlement to severance is conditioned on his execution and non-revocation of a release of claims and on his compliance with restrictive covenants set forth in the Plan.
The Transition Agreement provides for the following during the Transition Period (as defined in the Transition Agreement) in exchange for Mr. Smith’s execution of a general release of claims, as well as continued compliance with the covenants in the Transition Agreement: (1) continued base salary at an annual rate of $555,000, payable in accordance with the Company’s regular payroll practices; and (2) continued eligibility to receive the Pro-Rated Annual Incentive (as defined in the Plan) for 2024 calculated based on Mr. Smith’s service until the Separation Date, and which will continue to vest in all outstanding equity awards in accordance with their terms until the Separation Date. Mr. Smith will not receive any further grants of cash or equity incentive compensation during the Transition Period.
The foregoing descriptions of the Transition Agreement and the Plan are not complete and are in summary form only, and are qualified in their entirety by reference to the full text of the Transition Agreement and the Plan which are filed as Exhibit 10.1 and incorporated by reference as Exhibit 10.2, to this Current Report on Form 8-K, respectively.

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.
EXHIBIT INDEX

Exhibit No.	Description

10.1	Transition Agreement between Wabash National Corporation and Dustin T. Smith, dated as of August 19, 2024*
10.2	Wabash National Corporation Executive Severance Plan (Incorporated by reference to the Registrant’s Form 8-K filed on December 16, 2015 (File No. 001-10883))*
104	Cover Page Interactive Data File (the Cover Page Interactive Data File is embedded within the Inline XBRL document).

*Management contract or compensatory plan

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WABASH NATIONAL CORPORATION

Date: August 19, 2024	By:	/s/ M. Kristin Glazner
M. Kristin Glazner
Senior Vice President, Chief Administrative Officer, Corporate Secretary